Amounts due from financial institutions and Compulsory deposits at Central Bank of Brazil (Tables)	12 Months Ended
Dec. 31, 2024
Amounts due from financial institutions and Compulsory deposits at Central Bank of Brazil
Summary of amounts due from financial institutions

	12/31/2024	12/31/2023
Loans to financial institutions (a)	5,586,520	1,236,536
Interbank deposit investments	579,720	2,451,736
Interbank on-lending	33,920	31,487
Expected credit loss	(5,200)	(1,253)
Total	6,194,960	3,718,506